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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): MARCH 28, 1995



                           COLLINS INDUSTRIES, INC.
- - - - --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   MISSOURI
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                (State or other jurisdiction of incorporation)

          0-12619                                       43-0985160
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  (Commission File Number)                   (IRS Employer Identification No.)


                421 EAST 30TH AVENUE, HUTCHINSON, KANSAS, 67502
- - - - --------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


                                                          (316) 663-5551
      Registrant's telephone number, including area code________________


                                      N/A
- - - - --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS.
          ------------

          On March 28, 1995, the Board of Directors of Collins Industries, Inc. (the "Company") declared a dividend distribution (the "Rights Declaration Date") of one right (the "Rights") for each outstanding share of Common Stock, $.10 par value per share (the "Common Stock"), to stockholders of record at the close of business on April 20, 1995 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-hundredth of a share (a "Preferred Stock Unit") of Series A Junior Participating Preferred Stock, $.10 par value per share (the "Preferred Stock") at a purchase price of $7.44 per Preferred Stock Unit (the "Purchase Price") subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Mellon Bank, N.A., as rights agent (the "Rights Agent").

          Initially, the rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate certificates for the Rights (the "Rights Certificates") will be distributed. The rights will separate from the Common Stock and a Distribution Date will occur upon the earliest of (i) the 20th business day after the date on which there is a public announcement that any Person (as defined in the Rights Agreement) or a group of affiliated or associated Persons (an "Acquiring Person"), has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding shares of Common Stock (the date of such first public announcement, the "Stock Acquisition Date"), other than such acquisition by the Company, any subsidiary of the Company, any employee benefit plan of the Company or of any subsidiary of the Company (an "Exempt Person"), (ii) the 20th business day after the date of commencement of a tender offer or an exchange offer by any Person (other than an Exempt Person) for the Common Stock of the Company if, upon consummation thereof, such Person would be the beneficial owner of 20% or more of the outstanding shares of Common Stock, or (iii) the 20th business day after a Person is declared to be an Adverse Person (as defined in the Rights Agreement) by a majority of the Unaffiliated Directors (as defined below) upon a determination that such Person has become the beneficial owner of at least 10% of the Common Stock of the Company and that (a) such Person intends to cause the Company to repurchase his Common Stock or to pressure the Company into taking action intended to provide him with short-term financial gain under circumstances where the best long-term interests of the Company and its stockholders would not be served or (b) such Person's beneficial interest is likely to cause a material adverse impact on the business or prospects of the

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Company; and such determination is not withdrawn within 20 business days following such declaration.

          Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock Certificates and will be transferred with and only with such Common Stock Certificates, (ii) new Common Stock Certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender or transfer of any certificates for Common Stock outstanding will also constitute the transfer of Rights associated with the Common Stock represented by such certificate.

          The Rights are not exercisable until the Distribution Date and will expire at the close of business on April 1, 2005, unless earlier redeemed by the Company as described below.

          As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights.

          In the event that, anytime following the Rights Declaration Date, (i) any Person, including affiliates and associates, becomes the beneficial owner of 20% or more of the outstanding shares of Common Stock (except pursuant to a cash tender offer or certain exchange offers for all outstanding Common Stock at a price and on terms determined by a majority of the Unaffiliated Directors to be fair to and in the best interests of the Company and its stockholders), (ii) the Company is the surviving corporation in a merger with an Acquiring Person or an Adverse Person and its Common Stock is not changed or exchanged, (iii) during such time as there is an Acquiring Person, an event occurs that results in such Acquiring Person's ownership interest being increased by more than 1% (e.g., a reverse stock split), (iv) an Acquiring Person or an Adverse Person engages in one or more "self-dealing" transactions as set forth in the Rights Agreement, or
(v) any Person is declared to be an Adverse Person and such declaration is not withdrawn during the period so provided for; each holder of a Right will thereafter have a right to receive, upon exercise, Preferred Stock Units (or, in certain circumstances, Common Stock, cash, property or other securities of the Company) having a value equal to twice the Purchase Price, upon payment of the Purchase Price. However, the Rights are not exercisable following the occurrence of any of the events set forth above until such time as the Rights are no longer redeemable by the Company as set forth below. Notwithstanding any of the foregoing, following the occurrence of any of the events set forth in this paragraph,

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all Rights that are, or (under certain circumstances specified in the Rights
Agreement) were, beneficially owned by any Acquiring Person or Adverse Person (or by certain affiliated or associated parties) will be null and void.

          For example, at a Purchase Price of $7.44 per Right, each Right not owned by an Acquiring Person or an Adverse Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder, upon payment of the $7.44 Purchase Price, to purchase such number of Preferred Stock Units (or other consideration, as noted above) as equals $14.88 divided by the current market price of the Common Stock (as determined pursuant to the Rights Agreement). Assuming that the Common Stock has a per share value of $2.50 at such time, the holder of each exercisable Right would be entitled to purchase 5.95 Preferred Stock Units (5.95 one-hundredths of a share of Preferred Stock) for $7.44.

          In the event that, at any time on or following the Stock Acquisition Date, (i) the Company is acquired in a merger, exchange offer, or other business combination (other than in a transaction with a Person who acquired shares pursuant to a cash tender offer for all outstanding Common Stock, the price per share offered in the transaction is not less than the tender offer price, and the form of consideration is the same as that offered in the tender offer) in which the Company is not the surviving corporation or its Common Stock is changed or exchanged, or (ii) 50% or more of the Company's assets or earning power is sold or transferred; each holder of a Right (except Rights that previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring Company having a value equal to twice the Purchase Price of the Right, upon payment of the Purchase Price. The events set forth in this paragraph and in the second preceding paragraph are referred to as the "Triggering Events."

          The Purchase Price payable and the number of Preferred Stock Units or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock (as determined pursuant to the Rights Agreement), or (iii) upon the distribution to holders of Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends)

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or of subscription rights or warrants (other than those referred to above).

          With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Preferred Stock Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock (as determined pursuant to the Rights Agreement).

          At any time until the earlier of the final Expiration Date (as defined in the Rights Agreement) or until 20 business days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Unaffiliated Directors). The decision to redeem shall require the concurrence of a majority of the Unaffiliated Directors. After the redemption period has expired, the Company's right of redemption may be reinstated if an Acquiring Person reduces its beneficial ownership to 10% or less of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company. The Rights also shall be redeemable in whole, but not in part, during the period commencing 20 business days following the Stock Acquisition Date and terminating on the earlier of a Triggering Event or the Final Expiration Date, with the approval of a majority of the Unaffiliated Directors in connection with an Extraordinary Transaction (as defined in the Rights Agreement). Immediately upon the action of a majority of the Unaffiliated Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $.01 redemption price.

          The term "Unaffiliated Directors" means any member of the Board of Directors of the Company who was a member of such Board prior to the date of the Rights Agreement and any person who is subsequently elected to the Board of Directors of the Company if such person is recommended or approved by a majority of the Unaffiliated Directors, but shall not include an Acquiring Person or an Adverse Person, or an affiliate or associate of an Acquiring Person or Adverse Person, or any representative of the foregoing entities.

          Until a right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders, depending upon the circumstances, may recognize taxable income in the event that the

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Rights become exercisable for Preferred Stock Units (or other consideration) or for common stock of the acquiring Company as set forth above.

          Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by a majority of the Unaffiliated Directors prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by a majority of the Unaffiliated Directors in order to cure any ambiguity, to make changes that do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person or Adverse Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

          Each share of Common Stock issued and outstanding on the Record Date will receive one Right. Rights will be issued in respect of all shares of Common Stock that are issued after the Record Date but prior to the Expiration Date (as defined in the Rights Agreement); provided, however, that no Rights will be issued in respect of shares of Common Stock that are issued upon exercise of Incentive Stock Options (as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended) granted pursuant to the Company's 1995 Stock Option Plan, 1995 Stock Option Exchange Plan,or any previous or future plan of the Company. Seven hundred fifty thousand shares of Preferred Stock will be reserved for issuance upon exercise of the Rights.

          The Rights have certain antitakeover effects. The Rights will cause substantial dilution of the person or group that attempts to acquire the Company without conditioning the offer on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Board of Directors of the Company because a majority of the Unaffiliated Directors may, at its option, at any time prior to the close of business on the earlier of (i) the 20th business day following the Distribution Date or (ii) April 1, 2005, redeem all, but not less than all, of the then outstanding Rights at the Redemption Price.

          The form of Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights, which includes as Exhibit B the form of Rights Certificate, has been previously filed as Exhibit 1 to the Form 8-A filed by the Company on March 31, 1995 and is incorporated herein by reference. The Press Release announcing the declaration of the

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Rights and a form of letter to the Company's shareholders, relating to the adoption of the Rights Plan, have been previously filed as Exhibit 2 and
Exhibit 3, respectively, to the Form 8-K filed by the Company on March 31, 1995 and are incorporated herein in their entireties by reference. The First Amendment to the Rights Agreement is attached hereto as Exhibit 4 and is incorporated herein in its entirety by reference. The foregoing descriptions of the Rights does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ----------------------------------

     (C)  EXHIBITS.
          --------

     Exhibit             Description
     -------             -----------

        1. Rights Agreement, dated as of March 28, 1995 between Collins Industries, Inc. and Mellon Bank, N.A., which includes as Exhibit B thereto the Form of Rights Certificate, has been previously filed as Exhibit 1 to the Form 8-A filed by the Company on March 31, 1995 and is incorporated herein by reference. Pursuant to the Rights Agreement, Rights Certificates will not be mailed until after the earlier of one of the stated Distribution Dates noted above.

        2. Press release dated March 31, 1995 has been previously filed as Exhibit 2 to the Form 8-K filed by the Company on March 31, 1995 and is incorporated herein by reference.

        3. Form of letter to the Company's shareholders has been previously filed as Exhibit 3 to the Form 8-K filed by the Company on March 31, 1995 and is incorporated herein by reference.

        4. First Amendment to the Rights Agreement dated as of April 25, 1995 between Collins Industries, Inc. and Mellon Bank, N.A.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       COLLINS INDUSTRIES, INC.


                                       By:/s/ Larry W. Sayre
                                          ----------------------------
                                             Larry W. Sayre
                                             Chief Financial Officer


Date:  May 8, 1995

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                                 EXHIBIT INDEX
                                 -------------

    EXHIBIT                      DESCRIPTION                       PAGE
    -------                      -----------                       ----
         1.        Rights Agreement, dated as of March 28,
                   1995 between Collins Industries, Inc.
                   and Mellon Bank, N.A., which includes as
                   Exhibit B thereto the Form of Rights
                   Certificate, has been previously filed
                   as Exhibit 1 to the Form 8-A filed by
                   the Company on March 31, 1995 and is
                   incorporated herein by reference.
                   Pursuant to the Rights Agreement, Rights
                   Certificates will not be mailed until
                   after the earlier of one of the stated
                   Distribution Dates noted above.

         2.        Press release dated March 31, 1995
                   has been previously filed as Exhibit
                   2 to the Form 8-K filed by the
                   Company on March 31, 1995 and is
                   incorporated herein by reference.

         3.        Form of letter to the Company's
                   shareholders has been previously
                   filed as Exhibit 3 to the Form 8-K
                   filed by the Company on March 31,
                   1995 and is incorporated herein by
                   reference.

         4.        The First Amendment to the Rights                  1
                   Agreement dated as of April 25, 1995
                   between Collins Industries, Inc. and
                   Mellon Bank, N.A.
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